UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Assistant Secretary
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244‑0000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2023

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TCW Strategic Income Fund, Inc.

To Our Valued Shareholders

Kathryn Koch President, Chief Executive Officer and Director

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2023 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed‑end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2023, shares of TSI rose by 2.82% while the Fund’s net asset value (i.e., returns of the underlying assets) rose by 4.06%. The Fund’s six‑month price-based return was below the NAV‑based return, as the discount between NAV and share price grew from ‑6.3% at the beginning of the period to ‑7.6% by June 30, 2023.
Over the past four quarters, the Fund paid dividends of approximately six cents per share each quarter, as well as a long-term capital gains distribution of 8.08 cents per share, and a special cash payment of 1.25 cents per share. This represents an annualized rate of approximately 33 cents per share, contributing to a realized 12‑month trailing yield of approximately 7.2%, as of 6/30/2023. As yield is a function of a number of parameters, the go‑forward yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

			Annualized Total Return as of June 30, 2023
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price-Based Return	2.82	2.99	0.34	3.01	4.02	8.16	7.46
NAV‑Based Return	4.06	3.76	1.77	3.14	4.21	7.41	7.77
Bloomberg 3‑Month U.S. Treasury Bellwethers Index + 400 bps(1)	4.37	7.88	5.37	5.65	5.05	5.33	n/a

(1)	Benchmark changed to the Bloomberg 3‑Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
Management Commentary
Following a year-plus of rate increases, the first half of 2023 saw drama in regional banks, the looming expiration of the U.S. government debt ceiling, and heightened volatility. While Fed tightening, which reached 500 basis points (bps) in early May, has indeed had its influence, a clear economic contraction and typical fallout therefrom has not materialized. GDP growth has remained positive, employment has been more than resilient, and inflation has held above target (though off its peaks of 2022). This persistence of inflation has kept the Fed in play for additional hikes, reversing earlier sentiment that later-2023 easings were a likelihood. The FOMC (Federal Open Market Committee) delivered only one 25 basis point hike in the second quarter – at May’s meeting, followed by a pause in June – though Chair Powell pushed back on the notion they were done. Despite easing from recent peaks, headline CPI (Consumer Price Index), core CPI, and the Fed’s preferred Core PCE (Personal Consumption Expenditure Price Index), are still over two times the targeted 2% level. U.S. Treasury rates pushed higher late in the quarter as solid data and a Fed intentionally unwilling to indicate it was done hiking forced investors to recalibrate expectations for the remainder of the year. As such, the yield curve ended the quarter deeply inverted – more so than the start of the quarter and, notably, to a sharper degree than even 1981 levels. Short‑end yields pushed past 5% and the long‑end moved higher as well, weighing on fixed income returns.
While higher yields held back fixed income returns in the second quarter, the overall downside performance impact was muted relative to much of 2022’s adversity, owing to higher starting yields cushioning some of the downward repricing and thus year‑to‑date returns remained in positive territory (+2.1%). Investment Grade Corporates were resilient, gaining just over 3.0% for the six‑month period, led by Industrials, up 3.7%, while Financials gained 2.6% and outpaced U.S. Treasuries by nearly 124 bps as banking sector concerns receded. Year‑to‑date, high yield is up 5.4%, an impressive showing until 2022’s drawdown is taken into account, in which case, the asset class is still down 6.4% cumulatively for the 18‑month period. Among securitized products, Agency Mortgage-Backed Securities (MBS) struggled in the first half of the period as the sector suffered from elevated rate volatility and a glut of supply given the anticipated liquidation of failed banks’ mortgage portfolios. Ultimately, sales were absorbed by the market relatively easily and prices recovered, though they remain cheap to historic levels. The sector rebounded in the latter half of the period, bringing year‑to‑date returns to nearly 1.9%, and outpaced U.S. Treasuries by 30 bps on a duration-adjusted basis. On the private label side, Non‑Agency MBS saw improvement during the second quarter as markets began to price in more optimistic scenarios, especially regarding the trajectory of home prices. Legacy (pre‑2008) bonds returned nearly 3.0% in the second quarter, bringing year‑to‑date returns to just below 4% as yield premiums compressed in both top‑of‑the‑capital structure and mezzanine tranches as year‑to‑date issuance significantly trails year‑ago levels. In contrast to residential MBS, which benefits from significant demand, commercial properties, and office space in particular, have seen rising vacancy levels as the work from home dynamic becomes more entrenched. Notwithstanding a decidedly pessimistic outlook and developing corroboration in the data, the sector is up 1.2% since the start of the year, with Agency Commercial MBS (CMBS) outperforming Non‑Agency CMBS. Finally, front‑end floating rate Asset-Backed Securities (ABS) outperformed other short duration opportunities, with the overall sector delivering over nearly 50 bps of positive excess return.
The Economy and Market Ahead
A thematic mainstay of the team in recent years has held that the long road to unwind decades of financial repression is going to be bumpy. A decade and a half of stimulative monetary policy in the form of zero/negative rates and near constant QE (quantitative easing) left in its wake an economy unaccustomed to the persistence of higher rates. And, while the necessary adjustments have shown susceptibility to suppression or delay, a reckoning is inescapable, absent some type of “productivity miracle”, for example. Timing appears the wild card: now at five quarters since the onset of tightening, history suggests that that data should be far more indicative of slowing at this point. No doubt the anomalies presented by COVID‑19 and the lingering aftereffects of that black swan episode have been disruptive, though unlikely the bearer of a new economic paradigm. Along with inflation easing, naturally, labor market slackening would appear key to the Fed demonstrating policy “success” and ending the hiking regime it has resolutely pursued. Until then, portfolio construction will continue to be based on a foundation of bottom‑up issue selection, a strong valuation framework and a disciplined allocation of capital until higher yielding opportunities (at much more attractive prices) emerge.

Portfolio Positioning

SECTOR ALLOCATION

Asset-backed Securities (ABS)
Common Stock (CS)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
U.S. Government Agency Obligations (UGAO)
MBS ALLOCATION

Commercial Mortgage-backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-backed Securities — Non-agency (CMBS NON‑AGENCY)
Residential Mortgage-backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-backed Securities — Non-agency (RMBS NON‑AGENCY)

Duration positioning at approximately 3.0 years reflects the team view that slowing growth, tightening credit conditions and an eventual pivot/reversal in Fed policy should lead to a re‑steepening of the curve. With regard to sector positioning, the team will continue to use periods of market volatility to add risk at more attractive levels in an effort to maximize long-term performance.
Within securitized, residential MBS represents a sizeable position and is comprised of both non‑agency and agency collateral. On the former, declining loan‑to‑value ratios and substantial home price appreciation in recent years underscores resilient fundamentals and a continued conviction in the space, while favorable liquidity, historically attractive valuations and the government-guaranteed nature inform a large allocation to the latter. Most notably, discount dollar prices provide upside optionality when rates begin to move lower. Meanwhile, exposure to CMBS has been trimmed in recent months, with current holdings focused on higher quality issues and selected single-asset, single-borrower structures and underlying properties that the team believes are likely to weather a looming correction facing the sector. While caution is warranted, we believe significant would‑be opportunity awaits down road, especially if forced sellers emerge requiring a wholesale repricing of the market. Finally, ABS exposure currently focuses on CLOs (collateralized loan obligations) and a variety of smaller collateral types (single-family rentals, auto residuals, select government-guaranteed student loans, container, etc.). CLOs in particular offer good liquidity and attractive spreads, with senior positions offering limited credit risk while lower (but still high quality) tranches offer attractive return potential when supported by a fundamentally sound, tier 1 manager. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities in both higher quality collateral types and those more closely related to consumers as the volatility unfolds.
Specific to corporate credit, the overall preference remains for more defensive non‑cyclicals as well as regulated sectors, predicated on the view that a slowdown in consumer spending is likely to impact the more cyclical sectors while those that rely less on discretionary spending (healthcare, pharma, utilities, for example) should be more resilient. Large U.S. money center banks are also an area of emphasis given strong balance sheets and a well-regulated emphasis on liquidity and capital. High yield positioning has remained largely stable as high yield spreads are still not yet compensatory for the myriad of risks facing issuers. Further dislocation and rising yield premiums will provide compelling opportunities to layer in additional exposure.
Modest leverage can be utilized by the Fund through a Line of Credit facility. A very small amount of the $70 million commitment was tapped during the first half of 2023 as opportunities arose mid‑way through the second quarter, but was largely paid back by the end of June, with the remainder returned by mid‑July.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at 1‑866‑227‑8179, or contact@tcw.com.
Sincerely,

Kathryn Koch
President, Chief Executive Officer and Director
The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward-looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)	June 30, 2023

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 108.6% of Net Assets

ASSET-BACKED SECURITIES — 16.6%

Academic Loan Funding Trust Series 2012‑1A, Class R

0.00% (1),(2),(3),(4)	12/27/44	$3,368	$639,920

Allegro CLO XII Ltd. Series 2020‑1A, Class B

6.96% (3 mo. USD LIBOR + 1.700%) (1),(5)	01/21/32	475,000	467,020

Allegro CLO XII Ltd. Series 2021‑1A, Class B

6.95% (3 mo. USD LIBOR + 1.700%) (1),(5)	07/20/34	650,000	633,215

AMSR Trust Series 2020-SFR1, Class I

8.19% (1)	04/17/37	850,000	807,978

AMSR Trust Series 2020-SFR2, Class F

5.25% (1)	07/17/37	1,375,000	1,306,888

AMSR Trust Series 2020-SFR3, Class E1

2.56% (1)	09/17/37	1,000,000	905,640

Apidos CLO XXXVII Series 2021‑37A, Class B

6.87% (3 mo. USD LIBOR + 1.600%) (1),(5)	10/22/34	725,000	704,881

Bayview Commercial Asset Trust Series 2003‑2, Class A

6.02% (1 mo. USD LIBOR + 0.870%)(1),(5)	12/25/33	106,343	102,339

BlackRock Rainier CLO VI Ltd. Series 2021‑6A, Class A

6.95% (3 mo. USD LIBOR + 1.700%) (1),(5)	04/20/33	700,000	689,745

BMO SBA COOF Trust Series 2019‑1, Class A (I/O)

1.72% (1),(6)	10/25/45	5,045,568	171,408

Carvana Auto Receivables Trust Series 2020‑P1, Class R

0.00% (1),(3)	09/08/27	2,000	240,627

Carvana Auto Receivables Trust Series 2021‑N3, Class R

0.00% (1),(3)	06/12/28	2,200	436,683

Carvana Auto Receivables Trust Series 2022‑N1, Class R

0.00% (1),(3)	12/11/28	4,700	802,084

Carvana Auto Receivables Trust Series 2022‑P1, Class R

0.00% (1),(3)	01/10/29	2,425	814,156

Carvana Auto Receivables Trust Series 2022‑P2, Class R

0.00% (1),(3)	05/10/29	3,700	750,366

Carvana Auto Receivables Trust Series 2022‑P3, Class R

0.00% (1),(3)	09/10/29	2,900	509,394

Carvana Auto Receivables Trust Series 2023‑P1, Class R

0.00% (1),(3)	03/11/30	4,400	974,361

Carvana Auto Receivables Trust Series 2023‑P2, Class R

0.00% (1),(3)	06/10/30	2,000	462,236

Cedar Funding II CLO Ltd. Series 2013‑1A, Class BRR

6.60% (3 mo. USD LIBOR + 1.350%) (1),(5)	04/20/34	700,000	670,180

CIFC Funding Ltd. Series 2018‑1A, Class SUB

1.00% (1),(6)	04/18/31	650,000	285,787

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

CIFC Funding Ltd. Series 2022‑2A, Class INCB

1.00% (1),(6)	04/19/35	$685,000	$521,682

CIT Education Loan Trust Series 2007‑1, Class A

5.33% (90 day USD SOFR Average + 0.352%) (1),(5)	03/25/42	364,960	352,908

COOF Securitization Trust II Series 2015‑2, Class A1 (I/O)

2.29% (1),(6)	08/25/41	2,377,171	147,701

CoreVest American Finance Ltd. Series 2019‑1, Class XA (I/O)

2.46% (1),(6)	03/15/52	175,853	3,819

FirstKey Homes Trust Series 2020-SFR1, Class G

4.78% (1)	08/17/37	1,735,000	1,619,709

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38	1,173,000	1,025,805

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38	1,015,000	860,112

Global SC Finance II SRL Series 2014‑1A, Class A2

3.09% (1)	07/17/29	47,067	45,762

Goal Capital Funding Trust Series 2006‑1, Class B

5.85% (3 mo. USD LIBOR + 0.450%) (5)	08/25/42	128,749	114,842

GoldenTree Loan Management U.S. CLO Ltd. Series 2023‑17A, Class D

10.25% (3 mo. USD Term SOFR + 5.000%) (1),(5)	07/20/36	650,000	650,216

Harvest Commercial Capital Loan Trust Series 2019‑1, Class A

3.29% (1),(6)	09/25/46	187,814	179,926

HOA Funding LLC Series 2021‑1A, Class A2

4.72% (1)	08/20/51	589,500	486,028

HPS Loan Management Ltd. Series 2023‑18A, Class D

11.01% (‑3 mo. USD Term SOFR + 5.750%) (1),(5)	07/20/36	600,000	600,300

ITE Rail Fund Levered LP Series 2021‑1A, Class A

2.25% (1)	02/28/51	374,876	317,589

J.G. Wentworth XXXVIII LLC Series 2017‑1A, Class A

3.99% (1)	08/16/60	186,396	163,337

Mosaic Solar Loan Trust Series 2021‑1A, Class R

0.00% (1),(7)	12/20/46	800,918	102,446

Mosaic Solar Loan Trust Series 2021‑2A, Class R

0.00% (1),(7)	04/22/47	1,150,000	44,881

Mosaic Solar Loan Trust Series 2021‑3A, Class R

0.00% (1),(7)	06/20/52	1,600,000	143,245

OCP CLO Ltd. Series 2021‑21A, Class B

6.95% (3 mo. USD LIBOR + 1.700%) (1),(5)	07/20/34	400,000	389,181

OCP CLO Ltd. Series 2023‑28A, Class D

0.00% (‑3 mo. USD Term SOFR + 5.350%) (1),(5)	07/16/36	700,000	702,625

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Park Avenue Institutional Advisers CLO Ltd. Series 2021‑1A, Class A2

7.00% (3 mo. USD LIBOR + 1.750%) (1),(5)	01/20/34	$420,000	$409,122

Park Avenue Institutional Advisers CLO Ltd. Series 2021‑1A, Class C

9.05% (3 mo. USD LIBOR + 3.800%) (1),(5)	01/20/34	500,000	465,175

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,147,601

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,243,206

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40	1,707,000	1,343,355

Regatta XII Funding Ltd. Series 2019‑1A, Class BR

6.86% (3 mo. USD LIBOR + 1.600%) (1),(5)	10/15/32	725,000	709,485

Rockford Tower CLO Ltd. Series 2017‑2A, Class BR

6.76% (3 mo. USD LIBOR + 1.500%) (1),(5)	10/15/29	800,000	788,622

Rockford Tower CLO Ltd. Series 2020‑1A, Class D

9.00% (3 mo. USD LIBOR + 3.750%) (1),(5)	01/20/32	900,000	860,222

Santander Consumer Auto Receivables Trust Series 2021‑BA, Class R

0.00% (1),(3)	03/15/29	5,000	806,440

Santander Consumer Auto Receivables Trust Series 2021‑CA, Class R

0.00% (1),(3)	06/15/28	5,500	631,944

SLC Student Loan Trust Series 2004-1, Class B

5.61% (3 mo. USD LIBOR + 0.290%) (5)	08/15/31	177,180	150,560

SLC Student Loan Trust Series 2006-1, Class B

5.76% (3 mo. USD LIBOR + 0.210%) (5)	03/15/55	236,683	206,889

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(3)	10/28/29	1,000	574,044

SLM Student Loan Trust Series 2004-2, Class B

5.73% (3 mo. USD LIBOR + 0.470%) (5)	07/25/39	205,734	190,664

SLM Student Loan Trust Series 2005-9, Class B

5.56% (3 mo. USD LIBOR + 0.300%) (5)	01/25/41	286,988	259,460

SLM Student Loan Trust Series 2007-6, Class B

6.11% (3 mo. USD LIBOR + 0.850%) (5)	04/27/43	103,227	96,091

SLM Student Loan Trust Series 2007-7, Class B

6.01% (3 mo. USD LIBOR + 0.750%) (5)	10/27/70	150,000	128,478

SLM Student Loan Trust Series 2008-2, Class B

6.46% (3 mo. USD LIBOR + 1.200%) (5)	01/25/83	225,000	211,851

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust Series 2008-3, Class B

6.46% (3 mo. USD LIBOR + 1.200%) (5)	04/26/83	$225,000	$208,442

SLM Student Loan Trust Series 2008-4, Class B

7.11% (3 mo. USD LIBOR + 1.850%) (5)	04/25/73	515,000	490,480

SLM Student Loan Trust Series 2008-5, Class B

7.11% (3 mo. USD LIBOR + 1.850%) (5)	07/25/73	260,000	253,682

SLM Student Loan Trust Series 2008-6, Class B

7.11% (3 mo. USD LIBOR + 1.850%) (5)	07/26/83	225,000	213,131

SLM Student Loan Trust Series 2008-7, Class B

7.11% (3 mo. USD LIBOR + 1.850%) (5)	07/26/83	305,000	282,256

Stratus CLO Ltd. Series 2021-3A, Class SUB

1.00% (1),(6)	12/29/29	750,000	524,697

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46	468,180	470,900

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36	307,730	312,231

Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2

1.65% (28 day ARS) (1),(5)	07/01/42	1,050,000	970,238

Textainer Marine Containers VII Ltd. Series 2021-2A, Class A

2.23% (1)	04/20/46	1,297,867	1,115,030

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46	1,228,097	1,023,825

Tricon American Homes Trust Series 2017-SFR2, Class E

4.22% (1)	01/17/36	1,350,000	1,328,364

Vita Scientia DAC Series 2022-1X, Class D

5.95% (3 mo. EUR EURIBOR + 2.490%) (5),(8)	02/27/33	1,500,000	1,355,629

Total Asset-backed Securities

(Cost: $41,794,467)			39,619,136

MORTGAGE-BACKED SECURITIES — 57.1%

Commercial Mortgage-backed Securities — Agency — 1.1%

Federal Home Loan Mortgage Corp. Multifamily PC REMIC Trust Series 2019-P002, Class X (I/O)

1.14% (6)	07/25/33	1,295,000	103,772

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K032, Class X3 (I/O)

2.26% (6)	10/25/41	1,204,366	99

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K034, Class X1 (I/O)

0.20% (6)	07/25/23	10,594,361	30

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O)

2.18% (6)	08/25/42	$3,110,000	$93,148

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O)

2.10% (6)	11/25/42	4,875,000	113,656

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

1.60% (6)	10/25/43	2,330,000	66,549

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.96% (6)	12/25/44	2,500,000	139,059

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K726, Class X1 (I/O)

1.04% (6)	04/25/24	9,736,756	38,143

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K728, Class X3 (I/O)

2.02% (6)	11/25/45	3,455,000	80,131

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O)

2.24% (6)	05/25/46	2,400,000	95,628

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O)

2.23% (6)	05/25/47	3,750,000	206,722

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.35% (6)	06/25/27	7,686,913	208,262

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O)

1.17% (6)	03/25/26	8,119,699	190,892

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O)

4.24% (6)	03/25/29	690,000	59,654

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q010, Class XPT2 (I/O)

0.36%	08/25/24	1,406,192	3,906

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (6)	05/25/27	2,837,853	75,059

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	1,073,871	906,667

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O)

3.09% (6)	07/25/39	$750,131	$13,614

Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (6)	03/25/29	7,900,000	232,008

Government National Mortgage Association Series 2009-114, Class IO (I/O)

0.01% (6)	10/16/49	4,927,515	107

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.29% (6)	09/16/50	4,940,509	48,703

Government National Mortgage Association Series 2011-105, Class IO (I/O)

0.00% (6)	09/16/51	3,570,797	4

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.00% (6)	08/16/51	1,213,805	16

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.55% (6)	02/16/53	1,119,679	16,874

Government National Mortgage Association Series 2012-4, Class IO (I/O)

0.00% (6)	05/16/52	2,902,491	29

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.06% (6)	02/16/55	6,315,287	5,842

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.19% (6)	05/16/55	2,139,609	14,049

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.91% (6)	11/16/54	1,366,531	31,668

Total Commercial Mortgage-backed Securities — Agency

(Cost: $6,212,677)			2,744,291

Commercial Mortgage-backed Securities — Non-Agency — 5.8%

BBCMS Mortgage Trust Series 2020-BID, Class D

9.82% (1 mo. USD LIBOR + 4.630%) (1),(5)	10/15/37	705,000	647,607

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.40% (1),(6)	12/15/62	535,000	285,089

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.65% (1),(6)	09/15/48	555,000	403,449

BXP Trust Series 2017-GM, Class D

3.54% (6),(1)	06/13/39	375,000	307,756

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.52% (1),(6)	05/10/47	4,710,600	44,013

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.87% (6)	11/10/48	6,313,033	82,954

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Citigroup Commercial Mortgage Trust Series 2019-PRM, Class X (I/O)

1.33% (1),(6)	05/10/36	$14,000,000	$139,945

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.44% (1),(6)	12/10/44	14,788,860	139

COMM Mortgage Trust Series 2013-CR11, Class XA (I/O)

0.94% (6)	08/10/50	1,763,445	25

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

1.20% (6)	10/10/46	5,269,310	3,141

COMM Mortgage Trust Series 2013-LC13, Class XA (I/O)

1.11% (6)	08/10/46	2,604,084	68

COMM Mortgage Trust Series 2014-CR18, Class XA (I/O)

1.08% (6)	07/15/47	4,828,954	24,541

COMM Mortgage Trust Series 2014-CR21, Class XA (I/O)

0.99% (6)	12/10/47	15,310,100	139,449

COMM Mortgage Trust Series 2020-CBM, Class XCP (I/O)

0.72% (1),(6)	02/10/37	5,644,863	44,379

COMM Mortgage Trust Series 2020-CX, Class E

2.77% (1),(6)	11/10/46	370,000	239,517

CSMC Trust Series 2020-FACT, Class F

11.35% (1 mo. USD LIBOR + 6.157%) (1),(5)	10/15/37	1,017,000	855,840

Extended Stay America Trust Series 2021-ESH, Class F

8.89% (1 mo. USD LIBOR + 3.700%) (1),(5)	07/15/38	626,430	591,740

Frost CMBS DAC Series 2021-1A, Class EUE

7.37% (3 mo. EUR EURIBOR + 3.990%) (1),(5)	11/20/33	746,412	679,907

Grace Trust Series 2020-GRCE, Class D

2.77% (1),(6)	12/10/40	700,000	488,397

Grace Trust Series 2020-GRCE, Class F

2.77% (1),(6)	12/10/40	376,000	226,202

Grace Trust Series 2020-GRCE, Class X (I/O)

0.39% (1),(6)	12/10/40	10,620,000	200,625

GS Mortgage Securities Corporation Trust Series 2020-UPTN, Class XA (I/O)

0.45% (1),(6)	02/10/37	3,150,000	14,885

GS Mortgage Securities Trust Series 2011-GC3, Class X (I/O)

0.29% (1),(6)	03/10/44	533,475	5

GS Mortgage Securities Trust Series 2012-GCJ7, Class XB (I/O)

0.82% (1),(6)	05/10/45	304,967	1,251

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

GS Mortgage Securities Trust Series 2014-GC18, Class XB (I/O)

0.34% (6)	01/10/47	$66,563,000	$60,093

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.88% (6)	05/10/49	4,061,697	148,995

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

3.04% (1),(6)	12/10/41	150,000	98,943

ILPT Trust Series 2019-SURF, Class A

4.15% (1)	02/11/41	240,000	218,254

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.99% (6)	11/15/47	7,091,037	47,649

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class XA (I/O)

1.09% (6)	08/15/47	1,481,059	8,530

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O)

0.74% (6)	09/15/47	9,006,015	46,063

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(6)	05/15/48	26,458,000	217,126

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.96% (6)	03/15/50	10,190,993	224,305

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.50% (1),(6)	02/15/46	50,185,877	141,155

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O)

1.09% (6)	04/15/46	1,797,931	8,708

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	506,297

LMREC, Inc. Series 2019-CRE3, Class A

6.55% (1 mo. USD LIBOR + 1.400%) (1),(5)	12/22/35	245,951	243,491

Manhattan West Mortgage Trust Series 2020-1MW, Class A

2.13% (1)	09/10/39	695,000	597,669

Med Trust Series 2021-MDLN, Class G

10.44% (1 mo. USD LIBOR + 5.250%) (1),(5)	11/15/38	666,800	620,577

MFT Mortgage Trust Series 2020-ABC, Class C

3.59% (1),(6)	02/10/42	175,000	112,982

MFT Mortgage Trust Series 2020-ABC, Class D

3.59% (1),(6)	02/10/42	730,000	446,206

MFT Mortgage Trust Series 2020‑B6, Class C

3.39% (1),(6)	08/10/40	220,000	143,238

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015‑C22, Class XA (I/O)

1.14% (6)	04/15/48	8,142,538	93,024

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015‑C24, Class XA (I/O)

0.83% (6)	05/15/48	$8,891,459	$95,396

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016‑C31, Class XA (I/O)

1.41% (6)	11/15/49	6,406,322	199,742

Natixis Commercial Mortgage Securities Trust Series 2019-FAME, Class D

4.54% (1),(6)	08/15/36	835,000	591,905

Roseville Ltd.

3.25% (4)	03/29/25	605,000	591,569

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(6)	01/05/43	805,000	569,948

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.53% (1),(6)	01/05/43	880,000	457,219

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

7.85% (1 mo. USD Term SOFR + 2.700%) (1),(5)	01/15/39	1,005,000	949,994

Taurus U.K. DAC Series 2021-UK1X, Class E

8.37% (Sterling Overnight Index Average + 3.650%) (8),(5)	05/17/31	665,115	789,895

UBS Commercial Mortgage Trust Series 2017‑C5, Class XA (I/O)

1.22% (6)	11/15/50	5,693,652	187,821

WFRBS Commercial Mortgage Trust Series 2013‑C14, Class XA (I/O)

0.56% (6)	06/15/46	338,482	725

WFRBS Commercial Mortgage Trust Series 2013‑C16, Class XA (I/O)

0.70% (6)	09/15/46	6,756,601	108

WFRBS Commercial Mortgage Trust Series 2014‑C24, Class XA (I/O)

0.98% (6)	11/15/47	5,083,863	37,940

Total Commercial Mortgage-backed Securities — Non‑Agency

(Cost: $21,228,387)			13,876,491

Residential Mortgage-backed Securities — Agency —19.0%

Federal Home Loan Mortgage Corp. REMICS Series 1673, Class SD (I/F) (PAC)

11.66% (‑10 yr. CMT + 19.391%) (5)	02/15/24	2,687	2,716

Federal Home Loan Mortgage Corp. REMICS Series 1760, Class ZD

3.09% (10 yr. CMT - 0.500%) (5)	02/15/24	5,803	5,783

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC)

0.44% (‑1 mo. USD LIBOR + 5.630%) (5)	03/15/36	1,252,380	72,167

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

1.46% (‑1 mo. USD LIBOR + 6.650%) (5)	11/15/36	$286,988	$30,774

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

0.92% (‑1 mo. USD LIBOR + 6.110%) (5)	05/15/37	63,391	3,025

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

1.06% (‑1 mo. USD LIBOR + 6.250%) (5)	06/15/38	82,527	6,846

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

1.42% (‑1 mo. USD LIBOR + 6.610%) (5)	04/15/42	517,610	48,159

Federal National Mortgage Association REMICS Series 2007‑42, Class SE (I/O) (I/F)

0.96% (‑1 mo. USD LIBOR + 6.110%) (5)	05/25/37	40,358	2,752

Federal National Mortgage Association REMICS Series 2007‑48, Class SD (I/O) (I/F)

0.95% (‑1 mo. USD LIBOR + 6.100%) (5)	05/25/37	766,129	48,324

Federal National Mortgage Association REMICS Series 2009‑69, Class CS (I/O) (I/F)

1.60% (‑1 mo. USD LIBOR + 6.750%) (5)	09/25/39	122,346	11,187

Government National Mortgage Association REMICS Series 2006‑35, Class SA (I/O) (I/F)

1.45% (‑1 mo. USD LIBOR + 6.600%) (5)	07/20/36	824,597	73,535

Government National Mortgage Association REMICS Series 2006‑61, Class SA (I/O) (I/F) (TAC)

0.00% (‑1 mo. USD LIBOR + 4.750%) (5)	11/20/36	1,161,954	25,703

Government National Mortgage Association REMICS Series 2008‑58, Class TS (I/O) (I/F) (TAC)

1.25% (‑1 mo. USD LIBOR + 6.400%) (5)	05/20/38	456,503	7,113

Government National Mortgage Association REMICS Series 2014‑118, Class ST

0.45% (1 mo. USD LIBOR + 0.360%) (5)	08/20/44	4,329,863	325,248

Government National Mortgage Association REMICS Series 2016‑153, Class IO (I/O)

3.50%	11/20/46	1,373,765	227,227

Government National Mortgage Association, TBA

4.50% (9)	03/01/53	1,275,000	1,230,512

5.00% (9)	03/01/53	600,000	589,641

Uniform Mortgage-Backed Security, TBA

2.00% (9)	12/01/51	3,650,000	2,977,459

2.00% (9)	12/01/51	7,775,000	6,346,951

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

2.50% (9)	01/01/52	$10,500,000	$8,899,671

2.50% (9)	01/01/52	4,125,000	3,501,416

3.00% (9)	03/01/52	2,750,000	2,423,115

3.50% (9)	04/01/52	2,575,000	2,349,185

4.00% (9)	06/01/52	5,000,000	4,691,794

4.50% (9)	03/01/53	1,000,000	961,371

4.50% (9)	03/01/53	325,000	312,660

5.00% (9)	03/01/53	10,400,000	10,191,187

Total Residential Mortgage-backed Securities — Agency

(Cost: $45,581,927)			45,365,521

Residential Mortgage-backed Securities — Non‑Agency — 31.2%

ABFC Trust Series 2007‑NC1, Class A2

5.45% (1 mo. USD LIBOR + 0.300%) (1),(5)	05/25/37	782,545	708,289

ACE Securities Corp. Home Equity Loan Trust Series 2004‑IN1, Class A1

5.79% (1 mo. USD LIBOR + 0.640%) (5)	05/25/34	328,033	297,753

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

5.67% (1 mo. USD LIBOR + 0.520%) (5)	03/25/37	1,170,291	498,802

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

4.34% (6),(10)	08/25/35	337,244	288,477

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,182,770

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5

2.90% (1 mo. USD LIBOR + 0.540%) (5)	03/25/36	870,387	832,820

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

3.50% (1 mo. USD LIBOR + 0.150%) (5)	12/25/36	284,510	271,047

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

5.50% (1 mo. USD LIBOR + 0.400%) (5),(10)	11/25/35	311,300	259,297

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00%	03/25/36	145,235	116,352

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50% (10)	03/25/36	100,816	87,086

Banc of America Funding Trust Series 2015-R4, Class 2A1

5.34% (1 mo. USD LIBOR + 0.205%) (1),(5)	02/25/37	298,540	291,191

BCMSC Trust Series 2000-A, Class A4

8.29% (6)	06/15/30	3,316,690	466,607

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

3.76% (6)	04/25/35	197,779	194,567

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

Bear Stearns ARM Trust Series 2003-7, Class 9A

4.23% (6)	10/25/33	$201,348	$183,120

Bear Stearns ARM Trust Series 2005-9, Class A1

5.23% (1 yr. CMT + 2.300%) (5)	10/25/35	103,657	98,446

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.06% (6),(10)	06/25/47	529,265	477,454

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (6)	09/25/35	277,362	243,707

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

5.61% (1 mo. USD LIBOR + 0.460%) (5)	04/25/36	78,645	81,413

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50% (4)	03/25/37	25,324,030	511,159

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.54% (10)	02/25/37	797,509	488,537

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.54% (10)	02/25/37	783,563	490,060

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.29%	03/25/37	1,157,225	441,381

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

5.39% (1 mo. USD LIBOR + 0.240%) (5)	10/25/36	1,250,000	1,074,667

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

5.29% (1 mo. USD LIBOR + 0.140%) (5)	12/25/36	1,079,081	1,033,015

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

4.53% (6)	09/20/34	441,361	229,350

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.14% (4),(6)	09/25/36	8,038,263	33,801

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

4.22% (6)	04/20/36	698,104	485,019

CHNGE Mortgage Trust Series 2023-1, Class M1

8.41% (1),(6)	03/25/58	460,000	456,228

CIM Trust Series 2019-R1, Class A

3.25% (1),(6)	10/25/58	698,564	601,777

CIM Trust Series 2021-NR1, Class A1

2.57% (1)	07/25/55	836,715	809,347

CIM Trust Series 2021-NR2, Class A1

2.57% (1)	07/25/59	964,543	923,432

CIM Trust Series 2021-NR3, Class A1

2.57% (1)	06/25/57	274,294	262,669

CIM Trust Series 2021-NR4, Class A1

2.82% (1)	10/25/61	1,063,258	996,043

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(6)	06/25/57	$797,153	$685,010

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(6)	05/01/61	822,784	704,026

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(6)	08/25/61	1,096,000	638,981

CIM Trust Series 2022-NR1, Class A1

5.00% (1),(10)	07/25/62	346,037	317,131

CIM Trust Series 2023-NR1, Class A1

6.00% (1)	06/25/62	1,199,597	1,148,875

CIM Trust Series 2023-NR2, Class A1

6.00% (1)	06/25/62	1,240,062	1,166,666

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

5.41% (1 yr. CMT + 2.400%) (5)	10/25/35	180,872	176,748

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

4.29% (6),(10)	10/25/35	372,538	306,660

Citigroup Mortgage Loan Trust, Inc. Series 2014-10, Class 2A2

4.49% (1 mo. USD LIBOR + 0.250%) (1),(5)	07/25/37	159,715	160,725

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00% (10)	07/25/36	601,176	519,914

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00% (10)	10/25/36	506,892	446,558

Conseco Finance Corp. Series 1996-6, Class M1

7.95% (6)	09/15/27	13,973	13,989

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(6)	06/01/30	1,256,636	454,683

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50% (10)	10/25/35	541,220	391,052

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O)

0.35% (-1 mo. USD LIBOR + 5.500%) (4),(5)	04/25/36	4,662,352	435,568

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

6.05% (1 mo. USD LIBOR + 0.900%) (5)	10/25/47	416,027	375,710

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	947,833	235,118

Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1

3.38%	12/25/32	299,622	276,712

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2

3.04%	12/25/36	1,867,681	1,413,030

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-AR5, Class 11A2

5.89% (1 mo. USD LIBOR + 0.740%) (5)	06/25/34	$3,123	$3,152

CSMC Mortgage-Backed Trust Series 2006-6, Class 1A8

6.00% (10)	07/25/36	468,850	247,378

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR6, Class A6

5.53% (1 mo. USD LIBOR + 0.380%) (5)	02/25/37	298,631	257,189

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2

4.81% (6),(10)	06/25/36	915,233	795,783

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

5.36% (1 mo. USD LIBOR + 0.200%) (5)	10/19/36	339,494	237,746

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA1, Class B2

9.82% (30 day USD SOFR Average + 4.750%) (1),(5)	01/25/51	1,175,000	1,041,910

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA5, Class B1

8.12% (30 day USD SOFR Average + 3.050%) (1),(5)	01/25/34	800,000	778,407

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA5, Class B2

10.57% (30 day USD SOFR Average + 5.500%) (1),(5)	01/25/34	875,000	814,304

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA6, Class B1

8.47% (30 day USD SOFR Average + 3.400%) (1),(5)	10/25/41	650,000	648,177

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA2, Class M2

7.12% (30 day USD SOFR Average + 2.050%) (1),(5)	12/25/33	900,000	862,379

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B2

11.07% (30 day USD SOFR Average + 6.000%) (1),(5)	08/25/33	825,000	810,056

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R06, Class 2B1

8.90% (1 mo. USD LIBOR + 3.750%) (1),(5)	09/25/39	724,928	731,355

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R07, Class 1B1

8.55% (1 mo. USD LIBOR + 3.400%) (1),(5)	10/25/39	1,000,000	1,008,537

Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02, Class 2B1

8.37% (30 day USD SOFR Average + 3.300%) (1),(5)	11/25/41	800,000	795,747

Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1B2

10.57% (30 day USD SOFR Average + 5.500%) (1),(5)	12/25/41	1,000,000	972,047

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R04, Class 1M2

8.17% (30 day USD SOFR Average + 3.100%) (1),(5)	03/25/42	$850,000	$865,221

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

5.47% (1 mo. USD LIBOR + 0.320%) (5)	10/25/36	596,712	401,835

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

5.54% (6),(10)	12/25/35	169,186	137,089

Greenpoint Manufactured Housing Series 2000-1, Class A4

8.14% (6)	03/20/30	446,327	323,655

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,142,665	363,530

GSAMP Trust Series 2007-NC1, Class A2C

5.30% (1 mo. USD LIBOR + 0.1500%) (5)	12/25/46	2,307,866	1,049,711

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

5.51% (1 mo. USD LIBOR + 0.360%) (5)	05/25/36	188,181	174,785

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

3.91% (6)	05/25/35	136,607	106,240

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	333,223	254,304

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

4.01% (6)	10/25/34	263,100	250,048

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.28% (6)	10/25/35	382,704	303,926

IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O)

0.57% (4),(6)	07/25/36	226,908	2

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

3.73% (6)	06/25/36	433,207	261,074

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.32% (6)	05/25/37	643,152	529,171

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

5.34% (1 mo. USD LIBOR + 0.190%) (5)	04/25/37	1,430,590	1,244,250

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

3.98% (6),(10)	05/25/36	350,674	206,307

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,912,571	541,908

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

3.90% (6)	12/25/34	171,340	156,181

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	$147,213	$55,453

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

3.91% (1),(6)	06/26/47	3,080,454	1,382,561

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

1.40% (-1 mo. USD LIBOR + 6.550%) (4),(5)	11/25/36	2,888,711	295,955

Lehman XS Trust Series 2006-10N, Class 1A3A

5.57% (1 mo. USD LIBOR + 0.420%) (5)	07/25/46	405,502	368,566

Lehman XS Trust Series 2006-12N, Class A31A

5.55% (1 mo. USD LIBOR + 0.400%) (5)	08/25/46	516,968	507,689

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

6.05% (1 mo. USD LIBOR + 0.900%) (5)	10/25/34	390,224	363,859

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

1.95% (-1 mo. USD LIBOR + 7.100%) (4),(5)	03/25/36	5,892,702	388,694

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	1,060,738	523,757

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

5.43% (1 mo. USD LIBOR + 0.280%) (5)	05/25/37	2,000,000	1,560,302

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

5.57% (1 mo. USD LIBOR + 0.420%) (5)	04/25/37	600,593	510,474

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

5.41% (1 mo. USD LIBOR + 0.260%) (5)	06/25/37	458,107	419,599

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

5.51% (1 mo. USD LIBOR + 0.360%) (5)	06/25/37	935,445	857,474

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

5.52% (1 mo. USD LIBOR + 0.370%) (5)	05/25/37	3,937,446	1,129,572

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

7.62% (1 yr. CMT + 2.400%) (5),(10)	08/25/36	106,162	94,016

Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 4A1

3.43% (6)	11/25/37	238,877	214,707

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(6)	03/27/62	$930,000	$708,705

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (6)	02/25/36	116,213	81,377

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (6)	03/15/30	570,894	348,200

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (6)	09/15/29	1,717,630	413,397

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (6)	07/15/30	681,680	159,900

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (6)	06/15/31	1,671,028	198,180

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (6),(11)	09/15/22	564,902	282,572

Oakwood Mortgage Investors, Inc. Series 2002-A, Class A3

6.03% (6)	05/15/24	12,289	12,265

Preston Ridge Partners Mortgage LLC Series 2021-10, Class A1

2.49% (1)	10/25/26	892,829	835,639

Preston Ridge Partners Mortgage LLC Series 2021-11, Class A1

2.49% (1)	11/25/26	395,767	370,145

Preston Ridge Partners Mortgage LLC Series 2021-4, Class A1

1.87% (1)	04/25/26	1,229,637	1,138,435

Preston Ridge Partners Mortgage LLC Series 2021-8, Class A1

1.74% (1),(6)	09/25/26	679,400	627,728

Preston Ridge Partners Mortgage LLC Series 2022-1, Class A2

6.29% (1)	02/25/27	1,000,000	944,158

PRET LLC Series 2022-RN2, Class A2

6.50% (1)	06/25/52	1,255,000	1,147,999

Pretium Mortgage Credit Partners LLC Series 2022-RN3, Class A2

6.50% (1),(6)	08/25/52	1,125,000	1,030,977

PRPM LLC Series 2022-3, Class A1

5.56% (1)	06/25/27	1,285,334	1,255,211

PRPM LLC Series 2022-4, Class A2

5.00% (1)	08/25/27	1,080,000	981,747

Residential Accredit Loans, Inc. Trust Series 2005-QA7, Class A1

4.37% (6),(10)	07/25/35	628,730	478,848

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

Residential Accredit Loans, Inc. Trust Series 2005-QA8, Class CB21

4.70% (6),(10)	07/25/35	$324,595	$183,793

Residential Accredit Loans, Inc. Trust Series 2006-QA10, Class A2

5.51% (1 mo. USD LIBOR + 0.360%) (5)	12/25/36	376,752	308,108

Residential Accredit Loans, Inc. Trust Series 2006-QS1, Class A3 (PAC)

5.75% (10)	01/25/36	226,530	183,077

Residential Accredit Loans, Inc. Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

2.01% (-1 mo. USD LIBOR + 7.160%) (4),(5)	09/25/36	2,070,145	181,886

Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (4),(6)	06/25/36	2,714,974	57,633

Residential Accredit Loans, Inc. Trust Series 2006-QS7, Class A2

6.00% (10)	06/25/36	292,195	229,080

Residential Accredit Loans, Inc. Trust Series 2006-QS8, Class A3

6.00% (10)	08/25/36	523,009	426,952

Residential Accredit Loans, Inc. Trust Series 2007-QS2, Class AV (I/O)

0.32% (4),(6)	01/25/37	6,265,062	63,652

Residential Accredit Loans, Inc. Trust Series 2007-QS3, Class AV (I/O)

0.36% (4),(6)	02/25/37	7,390,640	85,114

Residential Accredit Loans, Inc. Trust Series 2007-QS6, Class A62 (TAC)

5.50% (10)	04/25/37	160,751	124,739

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36	930,124	322,061

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00% (4)	05/25/37	1,308,109	227,883

Residential Funding Mtg Sec I Trust Series 2006-S9, Class AV (I/O)

0.35% (4),(6)	09/25/36	16,442,278	177,284

Saxon Asset Securities Trust Series 2007-3, Class 2A4

5.64% (1 mo. USD LIBOR + 0.490%) (5)	09/25/47	2,926,000	2,321,999

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.86%	01/25/36	970,686	776,729

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C

5.59% (1 mo. USD LIBOR + 0.440%) (5)	01/25/37	4,614,000	3,248,054

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non‑Agency (Continued)

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

5.77% (6),(10)	10/25/35	$87,551	$82,471

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 2A1

3.94% (6),(10)	10/25/47	230,226	144,881

Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1

5.51% (1 mo. USD LIBOR + 0.360%) (5)	06/25/36	654,488	527,664

VOLT CIII LLC Series 2021-CF1, Class A1

1.99% (1)	08/25/51	769,726	717,432

VOLT XCIX LLC Series 2021-NPL8, Class A1

2.12% (1)	04/25/51	1,307,357	1,192,339

WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3

5.30% (1 mo. USD LIBOR + 0.150%) (5)	01/25/37	1,561,701	713,770

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

0.92% (-1 mo. USD LIBOR + 6.070%) (4),(5)	06/25/37	1,370,681	97,846

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

4.63% (6),(10)	04/25/37	104,526	90,427

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $83,375,648)			74,629,278

Total Mortgage-backed Securities

(Cost: $156,398,639)			136,615,581

CORPORATE BONDS — 32.8%

Aerospace & Defense — 0.4%

Boeing Co. 1.43%	02/04/24	675,000	657,241

TransDigm, Inc. 6.75% (1)	08/15/28	350,000	352,418

			1,009,659

Agriculture — 0.7%

BAT Capital Corp.

4.54%	08/15/47	135,000	99,485

5.65%	03/16/52	175,000	152,512

Imperial Brands Finance Netherlands BV (Netherlands)

1.75% (8)	03/18/33	100,000	79,000

Imperial Brands Finance PLC (United Kingdom)

3.13% (1)	07/26/24	270,000	261,087

6.13% (1)	07/27/27	125,000	125,425

Reynolds American, Inc.

5.85%	08/15/45	975,000	871,621

			1,589,130

Issues	Maturity Date	Principal Amount	Value

Airlines — 0.2%

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34	$669,126	$609,995

Banks — 9.4%

Bank of America Corp.

0.98% (Secured Overnight Financing Rate + 0.910%) (5)	09/25/25	395,000	371,328

1.66% (Secured Overnight Financing Rate + 0.910%) (5)	03/11/27	725,000	651,406

1.73% (Secured Overnight Financing Rate + 0.960%) (5)	07/22/27	55,000	49,113

1.92% (Secured Overnight Financing Rate + 1.370%) (5)	10/24/31	305,000	242,024

2.30% (Secured Overnight Financing Rate + 1.220%) (5)	07/21/32	655,000	523,921

2.55% (Secured Overnight Financing Rate + 1.050%) (5)	02/04/28	120,000	108,390

2.88% (3 mo. USD Term SOFR + 1.452%) (5)	10/22/30	500,000	430,161

3.42% (3 mo. USD Term SOFR + 1.302%) (5)	12/20/28	395,000	363,538

4.38% (5 yr. CMT + 2.760%) (5),(12)	01/27/27	140,000	121,209

Citigroup, Inc.

1.46% (Secured Overnight Financing Rate + 0.770%) (5)	06/09/27	330,000	293,208

2.52% (Secured Overnight Financing Rate + 1.177%) (5)	11/03/32	1,405,000	1,130,955

2.57% (Secured Overnight Financing Rate + 2.107%)(5)	06/03/31	455,000	379,816

2.67% (Secured Overnight Financing Rate + 1.146%) (5)	01/29/31	140,000	118,553

2.98% (Secured Overnight Financing Rate + 1.422%) (5)	11/05/30	145,000	125,976
Comerica, Inc.

5.63% (5 yr. CMT + 5.291%) (5),(12)	07/01/25	395,000	328,384

Goldman Sachs Group, Inc.

0.93% (Secured Overnight Financing Rate + 0.486%) (5)	10/21/24	285,000	280,213

1.22%	12/06/23	700,000	687,183

1.54% (Secured Overnight Financing Rate + 0.818%) (5)	09/10/27	1,350,000	1,187,649

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.38% (Secured Overnight Financing Rate + 1.248%) (5)	07/21/32	$205,000	$164,338

2.65% (Secured Overnight Financing Rate + 1.264%) (5)	10/21/32	520,000	424,038

HSBC Holdings PLC (United Kingdom)

1.59% (Secured Overnight Financing Rate + 1.290%) (5)	05/24/27	285,000	251,675

2.10% (Secured Overnight Financing Rate + 1.929%) (5)	06/04/26	430,000	398,126

2.21% (Secured Overnight Financing Rate + 1.285%) (5)	08/17/29	1,075,000	900,936

2.36% (Secured Overnight Financing Rate + 1.947%) (5)	08/18/31	255,000	204,354

6.33% (Secured Overnight Financing Rate + 2.650%) (5)	03/09/44	75,000	77,956

JPMorgan Chase & Co.

1.04% (3 mo. USD Term SOFR + 0.695%) (5)	02/04/27	1,000,000	891,470

1.58% (Secured Overnight Financing Rate + 0.885%) (5)	04/22/27	425,000	381,964

2.07% (Secured Overnight Financing Rate + 1.015%) (5)	06/01/29	110,000	94,444

2.55% (Secured Overnight Financing Rate + 1.180%) (5)	11/08/32	365,000	299,501

2.58% (3 mo. USD Term SOFR + 1.250%) (5)	04/22/32	355,000	294,977

2.95% (Secured Overnight Financing Rate + 1.170%) (5)	02/24/28	175,000	160,892

Lloyds Banking Group PLC (United Kingdom)

3.57% (3 mo. USD LIBOR + 1.205%) (5)	11/07/28	200,000	181,426

4.98% (1 yr. CMT + 2.300%) (5)	08/11/33	300,000	280,938

Macquarie Group Ltd. (Australia)

2.69% (Secured Overnight Financing Rate + 1.440%) (1),(5)	06/23/32	160,000	126,851

2.87% (Secured Overnight Financing Rate + 1.532%) (1),(5)	01/14/33	555,000	443,778

5.03% (3 mo. USD LIBOR + 1.750%) (1),(5)	01/15/30	215,000	209,883

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Morgan Stanley

0.79% (Secured Overnight Financing Rate + 0.525%) (5)	05/30/25	$920,000	$874,242

1.93% (Secured Overnight Financing Rate + 1.020%) (5)	04/28/32	400,000	310,854

2.24% (Secured Overnight Financing Rate + 1.178%) (5)	07/21/32	10,000	7,959

2.48% (Secured Overnight Financing Rate + 1.360%) (5)	09/16/36	190,000	143,862

2.70% (Secured Overnight Financing Rate + 1.143%) (5)	01/22/31	450,000	383,836

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (5)	03/22/25	180,000	176,807

PNC Financial Services Group, Inc.

5.07% (Secured Overnight Financing Rate + 1.933%) (5)	01/24/34	245,000	235,124

Santander U.K. Group Holdings PLC (United Kingdom)

1.09% (Secured Overnight Financing Rate + 0.787%) (5)	03/15/25	1,095,000	1,048,824

1.67% (Secured Overnight Financing Rate + 0.989%) (5)	06/14/27	55,000	47,660

U.S. Bancorp

3.70% (5 yr. CMT + 2.541%) (5),(12)	01/15/27	130,000	96,012

4.84% (Secured Overnight Financing Rate + 1.600%) (5)	02/01/34	565,000	529,716

5.84% (Secured Overnight Financing Rate + 2.260%) (5)	06/12/34	140,000	141,081

5.85% (Secured Overnight Financing Rate + 2.090%) (5)	10/21/33	115,000	115,689

UBS Group AG (Switzerland)

1.31% (Secured Overnight Financing Rate Index + 0.980%) (1),(5)	02/02/27	190,000	166,336

2.59% (Secured Overnight Financing Rate + 1.560%) (1),(5)	09/11/25	95,000	90,531

3.09% (Secured Overnight Financing Rate + 1.730%) (1),(5)	05/14/32	500,000	404,870

4.19% (Secured Overnight Financing Rate + 3.730%) (1),(5)	04/01/31	2,660,000	2,368,943

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Wells Fargo & Co.

2.39% (Secured Overnight Financing Rate + 2.100%) (5)	06/02/28	$1,090,000	$972,101

3.35% (Secured Overnight Financing Rate + 1.500%) (5)	03/02/33	1,320,000	1,131,834

4.90% (Secured Overnight Financing Rate + 2.100%) (5)	07/25/33	200,000	191,951

			22,618,806

Beverages — 0.2%

Bacardi Ltd.

5.30% (1)	05/15/48	205,000	193,152

Triton Water Holdings, Inc.

6.25% (1)	04/01/29	350,000	301,105

			494,257

Biotechnology — 0.4%

Amgen, Inc.

4.88%	03/01/53	135,000	124,250

5.60%	03/02/43	245,000	246,179

5.65%	03/02/53	245,000	248,513

Grifols Escrow Issuer SA

4.75% (1)	10/15/28	425,000	369,172

			988,114

Chemicals — 0.5%

ASP Unifrax Holdings, Inc.

5.25% (1)	09/30/28	280,000	202,603

Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV

4.75% (1)	06/15/27	135,000	128,419

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30	665,000	527,505

3.27% (1)	11/15/40	15,000	10,510

3.47% (1)	12/01/50	40,000	26,774

5.00%	09/26/48	10,000	8,480

SK Invictus Intermediate II Sarl

5.00% (1)	10/30/29	285,000	226,726

Valvoline, Inc.

3.63% (1)	06/15/31	150,000	122,088

			1,253,105

Commercial Services — 0.6%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	266,000	241,858

Global Payments, Inc.

5.40%	08/15/32	105,000	102,391

5.95%	08/15/52	179,000	172,053

Issues	Maturity Date	Principal Amount	Value

Commercial Services (Continued)

Hertz Corp.

4.63% (1)	12/01/26	$25,000	$22,688

5.00% (1)	12/01/29	405,000	332,100

Upbound Group, Inc.

6.38% (1)	02/15/29	270,000	240,300

WASH Multifamily Acquisition, Inc.

5.75% (1)	04/15/26	260,000	244,163

			1,355,553

Computers — 0.1%

NCR Corp.

5.13% (1)	04/15/29	315,000	279,487

5.25% (1)	10/01/30	80,000	69,669

			349,156

Cosmetics/Personal Care — 0.1%

Edgewell Personal Care Co.

5.50% (1)	06/01/28	133,000	126,379

Diversified Financial Services — 1.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust

3.30%	01/30/32	590,000	482,602

3.88%	01/23/28	130,000	119,572

Air Lease Corp.

3.63%	12/01/27	120,000	109,503

American Express Co.

3.55% (5 yr. CMT + 2.854%) (5),(12)	09/15/26	145,000	121,359

Avolon Holdings Funding Ltd.

2.53% (1)	11/18/27	406,000	342,738

2.88% (1)	02/15/25	305,000	284,693

3.95% (1)	07/01/24	85,000	82,496

Capital One Financial Corp.

3.27% (Secured Overnight Financing Rate + 1.790%) (5)	03/01/30	375,000	319,913

Charles Schwab Corp.

5.00% (5 yr. CMT + 3.256%) (5),(12)	06/01/27	135,000	113,463

GGAM Finance Ltd.

8.00% (1)	06/15/28	242,000	242,728

Jane Street Group/JSG Finance, Inc.

4.50% (1)	11/15/29	435,000	375,601

Park Aerospace Holdings Ltd.

5.50% (1)	02/15/24	132,000	130,530

			2,725,198

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Electric — 1.2%

Alliant Energy Finance LLC

3.60% (1)	03/01/32	$535,000	$467,665

Arizona Public Service Co.

3.35%	05/15/50	1,000,000	692,290

Duke Energy Corp.

3.85%	06/15/34	330,000	329,831

FirstEnergy Corp.

3.40%	03/01/50	450,000	310,689

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	300,000	292,346

Pike Corp.

5.50% (1)	09/01/28	225,000	202,231

TenneT Holding BV (Netherlands)

2.75% (8)	05/17/42	115,000	111,624

4.50% (8)	10/28/34	200,000	232,541

4.75% (8)	10/28/42	110,000	133,706

			2,772,923

Engineering & Construction — 0.1%

Artera Services LLC

9.03% (1)	12/04/25	254,000	222,623
Cellnex Finance Co. SA (Spain)

2.00% (8)	09/15/32	100,000	86,101

			308,724

Entertainment — 0.8%

Cinemark USA, Inc.

5.25% (1)	07/15/28	150,000	132,750

Everi Holdings, Inc.

5.00% (1)	07/15/29	275,000	242,000

Penn Entertainment, Inc.

4.13% (1)	07/01/29	300,000	246,750

5.63% (1)	01/15/27	165,000	154,481

WarnerMedia Holdings, Inc.

4.28%	03/15/32	5,000	4,437

5.05%	03/15/42	630,000	529,068

5.14%	03/15/52	756,000	616,919

			1,926,405

Environmental Control — 0.2%

Waste Pro USA, Inc.

5.50% (1)	02/15/26	425,000	394,728

Food — 0.8%

H-Food Holdings LLC/Hearthside Finance Co., Inc.

8.50% (1)	06/01/26	244,000	96,716

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

3.75% (1)	12/01/31	$650,000	$537,608

5.50% (1)	01/15/30	25,000	24,001

6.50% (1)	12/01/52	180,000	170,986

Kraft Heinz Foods Co.

6.38%	07/15/28	210,000	221,503

Pilgrim’s Pride Corp.

4.25%	04/15/31	285,000	244,710

5.88% (1)	09/30/27	250,000	247,050

Post Holdings, Inc.

4.63% (1)	04/15/30	270,000	236,907

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed

4.63% (1)	03/01/29	300,000	243,138

			2,022,619

Gas — 0.3%

Southern Co. Gas Capital Corp.

3.88%	11/15/25	640,000	614,249

Health Care-Products — 0.2%

DENTSPLY SIRONA, Inc.

3.25%	06/01/30	295,000	255,371

Embecta Corp.

5.00% (1)	02/15/30	400,000	332,816

			588,187

Health Care-Services — 1.8%

Cano Health LLC

6.25% (1)	10/01/28	160,000	100,292

Catalent Pharma Solutions, Inc.

3.50% (1)	04/01/30	450,000	364,939

Centene Corp.

2.45%	07/15/28	635,000	545,185

3.00%	10/15/30	248,000	206,896

CommonSpirit Health

2.78%	10/01/30	135,000	113,693

Encompass Health Corp.

4.63%	04/01/31	285,000	253,046

Fortrea Holdings, Inc.

7.50% (1)	07/01/30	125,000	128,054

HCA, Inc.

3.50%	07/15/51	154,000	106,805

3.63% (1)	03/15/32	180,000	156,366

4.13%	06/15/29	208,000	192,731

4.63% (1)	03/15/52	105,000	86,452

5.25%	06/15/49	312,000	281,820

5.38%	09/01/26	65,000	64,556

5.50%	06/15/47	205,000	193,670

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Health Care-Services (Continued)

5.63%	09/01/28	$100,000	$100,297

7.05%	12/01/27	235,000	242,854

HealthEquity, Inc.

4.50% (1)	10/01/29	265,000	234,769

ModivCare Escrow Issuer, Inc.

5.00% (1)	10/01/29	300,000	222,396

ModivCare, Inc.

5.88% (1)	11/15/25	130,000	120,547

Molina Healthcare, Inc.

3.88% (1)	05/15/32	175,000	146,883

3.88% (1)	11/15/30	245,000	211,312

Tenet Healthcare Corp.

4.88%	01/01/26	260,000	253,586

			4,327,149

Household Products/Wares — 0.0%

Central Garden & Pet Co.

4.13%	10/15/30	24,000	20,164

4.13% (1)	04/30/31	100,000	82,585

			102,749

Housewares — 0.1%

Newell Brands, Inc.

6.00%	04/01/46	300,000	237,721

Insurance — 1.6%

Acrisure LLC/Acrisure Finance, Inc.

4.25% (1)	02/15/29	280,000	242,119

6.00% (1)	08/01/29	160,000	138,400

Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer

6.75% (1)	10/15/27	250,000	236,250

Athene Global Funding

1.61% (1)	06/29/26	285,000	247,372

1.99% (1)	08/19/28	425,000	342,699

3.21% (1)	03/08/27	135,000	120,957

Brown & Brown, Inc.

4.95%	03/17/52	200,000	172,566

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	504,358

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(5)	11/01/57	5,000	3,931

HUB International Ltd.

7.00% (1)	05/01/26	125,000	124,950

Nationwide Mutual Insurance Co.

7.84% (3 mo. USD LIBOR + 2.290%) (1),(5)	12/15/24	1,000,000	999,213

Teachers Insurance & Annuity Association of America

4.38% (3 mo. USD LIBOR + 2.661%) (1),(5)	09/15/54	675,000	651,662

			3,784,477

Issues	Maturity Date	Principal Amount	Value

Internet — 0.5%

Meta Platforms, Inc.

4.45%	08/15/52	$140,000	$122,087

5.60%	05/15/53	360,000	370,109

Netflix, Inc.

5.88%	02/15/25	485,000	487,284

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.

4.75% (1)	04/30/27	135,000	119,475

Tencent Holdings Ltd. (China)

3.68% (1)	04/22/41	285,000	220,871

Total Internet			1,319,826

Investment Companies — 0.2%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

4.38%	02/01/29	80,000	63,000

4.75%	09/15/24	75,000	71,721

5.25%	05/15/27	274,000	236,837

Total Investment Companies			371,558

Machinery-Diversified — 0.2%

OT Merger Corp.

7.88% (1)	10/15/29	575,000	352,941

Titan Acquisition Ltd./Titan Co.-Borrower LLC

7.75% (1)	04/15/26	140,000	127,225

Total Machinery-diversified			480,166

Media — 1.4%

Cable One, Inc.

4.00% (1)	11/15/30	415,000	325,775

CCO Holdings LLC/CCO Holdings Capital Corp.

4.25% (1)	02/01/31	275,000	222,750

4.50% (1)	06/01/33	300,000	236,250

Charter Communications Operating LLC/Charter Communications Operating Capital

2.30%	02/01/32	165,000	124,964

4.80%	03/01/50	65,000	49,129

5.25%	04/01/53	355,000	286,929

5.38%	05/01/47	125,000	103,456

5.75%	04/01/48	360,000	307,530

CSC Holdings LLC

5.38% (1)	02/01/28	50,000	40,250

5.75% (1)	01/15/30	100,000	47,359

6.50% (1)	02/01/29	372,000	301,092

7.50% (1)	04/01/28	150,000	85,727

Diamond Sports Group LLC/Diamond Sports Finance Co.

0.00% (1),(13)	08/15/26	334,000	11,481

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

DirecTV Financing LLC/DirecTV Financing Co.-Obligor, Inc.

5.88% (1)	08/15/27	$225,000	$205,292

Gray Escrow II, Inc.

5.38% (1)	11/15/31	140,000	93,475

Scripps Escrow, Inc.

5.88% (1)	07/15/27	265,000	215,975

Sirius XM Radio, Inc.

3.88% (1)	09/01/31	150,000	116,137

Time Warner Cable LLC

5.50%	09/01/41	120,000	99,927

VZ Secured Financing BV

5.00% (1)	01/15/32	465,000	375,985

			3,249,483

Metal Fabricate & Hardware — 0.1%

Advanced Drainage Systems, Inc.

6.38% (1)	06/15/30	125,000	123,803

Miscellaneous Manufacturers — 0.9%

General Electric Co.

5.80% (3 mo. USD LIBOR + 0.480%) (5)	08/15/36	2,400,000	2,113,384

Oil & Gas — 0.4%

KazMunayGas National Co. JSC

3.50% (8)	04/14/33	200,000	155,274

Petroleos Mexicanos

5.95%	01/28/31	122,000	89,219

6.35%	02/12/48	34,000	20,607

6.95%	01/28/60	130,000	80,730

Sunoco LP/Sunoco Finance Corp.

4.50%	05/15/29	283,000	251,531

4.50%	04/30/30	86,000	75,287

Transocean Poseidon Ltd.

6.88% (1)	02/01/27	255,125	251,993

			924,641

Oil & Gas Services — 0.1%

Archrock Partners LP/Archrock Partners Finance Corp.

6.25% (1)	04/01/28	140,000	131,817

Packaging & Containers — 0.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

5.25% (1)	08/15/27	300,000	253,500

5.25% (1)	08/15/27	50,000	42,419

Ball Corp.

4.00%	11/15/23	90,000	89,242

6.88%	03/15/28	240,000	244,675

Berry Global, Inc.

1.57%	01/15/26	323,000	291,688

1.65%	01/15/27	149,000	128,639

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers (Continued)

4.88% (1)	07/15/26	$85,000	$81,783

5.50% (1)	04/15/28	95,000	93,784

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	123,825

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26	250,000	240,364

			1,589,919

Pharmaceuticals — 1.1%

1375209 BC Ltd.

9.00% (1)	01/30/28	240,000	240,877

180 Medical, Inc.

3.88% (1)	10/15/29	275,000	241,313

Bayer U.S. Finance II LLC

4.63% (1)	06/25/38	515,000	450,599

4.88% (1)	06/25/48	285,000	256,615

CVS Health Corp.

5.05%	03/25/48	320,000	295,382
Kevlar SpA

6.50% (1)	09/01/29	335,000	287,263

Option Care Health, Inc.

4.38% (1)	10/31/29	275,000	243,009

Organon & Co./Organon Foreign Debt Co.-Issuer BV

5.13% (1)	04/30/31	275,000	227,563

Prestige Brands, Inc.

3.75% (1)	04/01/31	445,000	369,009

			2,611,630

Pipelines — 1.3%

Energy Transfer LP

5.15%	03/15/45	325,000	280,423

5.40%	10/01/47	566,000	501,153

6.63% (3 mo. USD LIBOR + 4.155%) (5),(12)	02/15/28	634,000	487,431

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29	275,000	255,669

NGL Energy Operating LLC/NGL Energy Finance Corp.

7.50% (1)	02/01/26	145,000	142,966

Plains All American Pipeline LP/PAA Finance Corp.

3.80%	09/15/30	500,000	444,013

Rockies Express Pipeline LLC

4.80% (1)	05/15/30	125,000	110,000

4.95% (1)	07/15/29	425,000	391,421

Sabine Pass Liquefaction LLC

4.50%	05/15/30	10,000	9,516

TransMontaigne Partners LP/TLP Finance Corp.

6.13%	02/15/26	265,000	229,797

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29	425,000	371,709

			3,224,098

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Real Estate — 0.2%

Annington Funding PLC (United Kingdom)

3.69% (8)	07/12/34	$100,000	$95,699

Blackstone Property Partners Europe Holdings Sarl

1.00% (8)	05/04/28	150,000	122,934

1.75% (8)	03/12/29	100,000	81,331

China Aoyuan Group Ltd.

6.35% (4),(8),(13)	02/08/24	400,000	23,000

Sunac China Holdings Ltd.

6.50% (4),(8),(13)	01/10/25	200,000	32,742

Vonovia SE (Germany)

1.50% (8)	06/14/41	100,000	60,701

Zhenro Properties Group Ltd. (China)

0.00% (4),(8),(13)	01/07/26	200,000	8,500

Total Real Estate			424,907

REIT — 2.4%

American Assets Trust LP

3.38%	02/01/31	275,000	215,944

American Homes 4 Rent LP

4.30%	04/15/52	320,000	251,744

American Tower Corp.

0.88%	05/21/29	150,000	133,450

0.95%	10/05/30	215,000	184,235

1.00%	01/15/32	150,000	122,557

2.70%	04/15/31	195,000	161,896

CapitaLand Ascendas REIT

0.75% (8)	06/23/28	115,000	100,362

CubeSmart LP

2.50%	02/15/32	210,000	167,074

Digital Intrepid Holding BV

0.63% (8)	07/15/31	365,000	277,043

Extra Space Storage LP

2.55%	06/01/31	320,000	259,485

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29	210,000	198,975

5.38%	04/15/26	421,000	412,502

5.75%	06/01/28	345,000	337,847

Healthcare Realty Holdings LP

2.00%	03/15/31	160,000	122,977

2.05%	03/15/31	32,000	23,963

2.40%	03/15/30	205,000	162,617

3.10%	02/15/30	245,000	209,773

Hudson Pacific Properties LP

3.25%	01/15/30	70,000	44,465

3.95%	11/01/27	325,000	236,631

4.65%	04/01/29	10,000	7,066

5.95%	02/15/28	50,000	40,297

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Invitation Homes Operating Partnership LP

2.00%	08/15/31	$210,000	$163,000

2.70%	01/15/34	135,000	102,422

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32	420,000	363,426

Life Storage LP

2.40%	10/15/31	40,000	31,763

LXP Industrial Trust

2.70%	09/15/30	275,000	219,967

Prologis Euro Finance LLC

0.63%	09/10/31	165,000	134,122

4.25%	01/31/43	105,000	106,180

Realty Income Corp.

5.13%	07/06/34	120,000	130,963

VICI Properties LP

4.95%	02/15/30	5,000	4,699

5.13%	05/15/32	340,000	318,651

5.63%	05/15/52	79,000	71,591

VICI Properties LP/VICI Note Co., Inc.

3.75% (1)	02/15/27	15,000	13,809

3.88% (1)	02/15/29	135,000	118,593

4.13% (1)	08/15/30	42,000	37,054

4.50% (1)	09/01/26	80,000	76,010

4.50% (1)	01/15/28	48,000	44,151

4.63% (1)	06/15/25	20,000	19,361

5.75% (1)	02/01/27	60,000	58,945

			5,685,610

Retail — 0.5%

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30	450,000	383,625

FirstCash, Inc.

5.63% (1)	01/01/30	280,000	253,240

Michaels Cos., Inc.

7.88% (1)	05/01/29	590,000	398,250

Papa John’s International, Inc.

3.88% (1)	09/15/29	285,000	241,404

			1,276,519

Savings & Loans — 0.2%

Nationwide Building Society (United Kingdom)

2.97% (Secured Overnight Financing Rate + 1.290%) (1),(5)	02/16/28	250,000	224,793

4.36% (3 mo. USD LIBOR + 1.392%) (1),(5)	08/01/24	150,000	149,701

Total Savings & Loans			374,494

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Issues	Maturity Date	Principal Amount	Value

Semiconductors — 0.1%

Broadcom, Inc.

2.60% (1)	02/15/33	$161,000	$125,617

Software — 0.4%

Open Text Corp. (Canada)

6.90% (1)	12/01/27	120,000	122,100

Oracle Corp.

3.80%	11/15/37	80,000	65,507

3.95%	03/25/51	905,000	685,402

6.50%	04/15/38	85,000	90,537

6.90%	11/09/52	60,000	67,453

			1,030,999

Telecommunications — 1.3%

AT&T, Inc.

4.85%	03/01/39	103,000	95,082

Frontier Communications Holdings LLC

5.00% (1)	05/01/28	350,000	302,211

6.75% (1)	05/01/29	150,000	116,524

8.63% (1)	03/15/31	96,000	92,966

Global Switch Finance BV

1.38% (8)	10/07/30	315,000	286,047

Intelsat Jackson Holdings SA

6.50% (1),(2)	03/15/30	397,000	361,068

Intelsat Jackson Holdings SA (Escrow)

0.00% (1),(4)	07/15/25	621,000	—

Intelsat Jackson Holdings SA (Escrow)

0.00% (1),(4)	10/15/24	535,000	—

Qwest Corp.

7.25%	09/15/25	250,000	243,750

SES GLOBAL Americas Holdings, Inc.

5.30% (1)	03/25/44	675,000	502,696

T-Mobile USA, Inc.

2.55%	02/15/31	140,000	116,413

2.63%	04/15/26	489,000	453,777

5.05%	07/15/33	120,000	118,072

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	529,000	468,938

			3,157,544

Total Corporate Bonds

(Cost: $85,325,419)			78,415,298

MUNICIPAL BONDS — 0.7%

Alabama Economic Settlement Authority

4.26%	09/15/32	705,000	671,936

Metropolitan Transportation Authority

5.18%	11/15/49	55,000	50,375

New York State Dormitory Authority

5.29%	03/15/33	1,000,000	1,027,597

Total Municipal Bonds

(Cost: $1,943,650)			1,749,908

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT BONDS — 0.7%

Brazil Government International Bonds

3.88%	06/12/30	$200,000	$177,700

Chile Government International Bonds

2.55%	07/27/33	300,000	245,904

Colombia Government International Bonds

3.00%	01/30/30	50,000	39,106

8.00%	04/20/33	200,000	204,100

Dominican Republic International Bonds

4.50% (1)	01/30/30	200,000	175,780

Guatemala Government Bonds

3.70% (8)	10/07/33	200,000	161,720

Hungary Government International Bonds

2.13% (1)	09/22/31	200,000	155,560

Oman Government International Bonds

5.63% (8)	01/17/28	200,000	198,220

Panama Government International Bonds

2.25%	09/29/32	200,000	153,220

Republic of Poland Government International Bonds

4.88%	10/04/33	240,000	236,064

Total Foreign Government Bonds

(Cost: $1,853,974)			1,747,374

U.S. TREASURY SECURITIES — 0.7%

U.S. Treasury Inflation-Indexed Notes

1.25%	04/15/28	1,638,160	1,584,920

Total U.S. Treasury Securities

(Cost: $1,636,603)			1,584,920

Total Fixed Income Securities

(Cost: $288,952,752)			259,732,217

Security		Shares
COMMON STOCK — 6.5%

Agriculture — 0.4%

Altria Group, Inc.		12,670	573,951

British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	521,439

Total Agriculture

			1,095,390

Banks — 1.8%

Bank of America Corp.		41,077	1,178,499

Citigroup, Inc.		5,244	241,434

JPMorgan Chase & Co.		9,423	1,370,481

PNC Financial Services Group, Inc.		2,795	352,030

U.S. Bancorp		10,043	331,821

Wells Fargo & Co.		19,525	833,327

			4,307,592

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Security	Shares

Diversified Financial Services — 0.1%

Raymond James Financial, Inc.	2,712	$281,424

Oil & Gas — 0.5%

Sunoco LP	26,257	1,143,755

Oil & Gas Services — 0.7%

USA Compression Partners LP	79,823	1,575,706

Pipelines — 1.0%

Energy Transfer LP	103,400	1,313,180

Enterprise Products Partners LP	38,393	1,011,655

Total Pipelines

		2,324,835

REIT — 1.3%

AGNC Investment Corp.	144,641	1,465,213

Annaly Capital Management, Inc.	41,441	829,235

Redwood Trust, Inc.	61,963	394,704

Rithm Capital Corp.	55,339	517,420

		3,206,572

Telecommunications — 0.7%

AT&T, Inc.	54,617	871,141

Intelsat SA (4),(14)	11,069	250,713

Verizon Communications, Inc.	15,224	566,181

		1,688,035

Total Common Stock

(Cost: $15,864,153)		15,623,309

RIGHTS — 0.0%

Telecommunications — 0.0%

Intelsat Jackson Holdings SA (4),(14)	1,158	—

Intelsat Jackson Holdings SA (4),(14)	1,158	—

Total Rights

(Cost: $—)		—

MONEY MARKET INVESTMENTS — 2.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.03% (15)	6,102,631	6,102,631

Total Money Market Investments

(Cost: $6,102,631)		6,102,631

Issues		Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 2.1%

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.1%

Federal Home Loan Bank Discount Notes

4.83% (16)	08/09/23	$5,000,000	$4,974,637

Total U.S. Government Agency Obligations

(Cost: $4,973,675)			4,974,637

Total Short Term Investments

(Cost: $4,973,675)			4,974,637

Total Investments (119.7%)

(Cost: $315,893,211)			286,432,794

Liabilities In Excess Of Other Assets (-19.7%)			(47,097,297)

Net Assets (100.0%)			$239,335,497

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2023

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
240	2-Year U.S. Treasury Note Futures	09/29/23	$49,526,035	$48,802,500	$(723,535)
296	5-Year U.S. Treasury Note Futures	09/29/23	32,316,546	31,699,750	(616,796)

			$81,842,581	$80,502,250	$(1,340,331)

Short Futures
263	10-Year U.S. Treasury Note Futures	09/20/23	$(31,469,591)	$(31,149,063)	$320,528
1	30 Year Euro-Buxl Future	09/7/23	(150,600)	(152,304)	(1,704)
5	Euro-Bobl Future	09/7/23	(640,900)	(631,198)	9,702
9	Euro-Bund Future	09/7/23	(1,328,440)	(1,313,193)	15,247
90	U.S. Ultra Long Bond Futures	09/20/23	(12,125,717)	(12,259,688)	(133,971)

			$(45,715,248)	$(45,505,446)	$209,802

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (17)
Citibank N.A.	EUR	169,614	07/03/23	$184,552	$185,049	$497
Citibank N.A.	EUR	119,407	07/06/23	130,387	130,280	(107)
Citibank N.A.	EUR	120,000	07/14/23	132,150	130,976	(1,174)

				$447,089	$446,305	$(784)

SELL (18)
Citibank N.A.	EUR	4,609,000	07/14/23	5,053,212	5,030,581	22,631
Citibank N.A.	GBP	622,000	07/14/23	786,346	790,824	(4,478)
Goldman Sachs & Co.	GBP	80,000	07/14/23	99,692	101,714	(2,022)

				$5,939,250	$5,923,119	$16,131

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
723,000 (19)	09/20/53	Annual	3.000%	Annual	12-Month SOFOR	$20,185	$ —	$20,185
740,000 (19)	09/20/53	Annual	3.000%	Annual	12-Month SOFOR	20,659	—	20,659

						$40,844	$ —	$ 40,844

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Equity Options Call
Wells Fargo & Co.	$50.00	7/21/23	(135)	$(576,180)	$(540)	$(16,940)	$16,400

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound Sterling.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $111,206,974 or 46.5% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Restricted security (Note 9).
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2023.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security is not accruing interest.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2023, the value of these securities amounted to $4,392,069 or 1.8% of net assets.
(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(11)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of June 30, 2023.
(12)	Perpetual maturity.
(13)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(14)	Non-income producing security.
(15)	Rate disclosed is the 7-day net yield as of June 30, 2023.
(16)	Rate shown represents yield-to-maturity.
(17)	Fund buys foreign currency, sells U.S. Dollar.
(18)	Fund sells foreign currency, buys U.S. Dollar.
(19)	This instrument has a forward starting effective date. See Note 3, Portfolio Investments in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2023

Sector	Percentage of Net Assets
Corporate Bonds	32.8%
Residential Mortgage-Backed Securities — Non‑Agency	31.2
Residential Mortgage-Backed Securities — Agency	19.0
Asset-Backed Securities	16.6
Commercial Mortgage-Backed Securities — Non‑Agency	5.8
Common Stock	6.5
Money Market Investments	2.5
Short Term Investments	2.1
Commercial Mortgage-Backed Securities — Agency	1.1
Foreign Government Bonds	0.7
Municipal Bonds	0.7
U.S. Treasury Securities	0.7
Rights	0.0 *
Other**	(19.7)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2023

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$38,979,216	$639,920	$39,619,136
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	2,744,291	—	2,744,291
Commercial Mortgage-Backed Securities — Non‑Agency	—	13,284,922	591,569	13,876,491
Residential Mortgage-Backed Securities — Agency	—	45,365,521	—	45,365,521
Residential Mortgage-Backed Securities — Non‑Agency	—	72,072,801	2,556,477	74,629,278

Total Mortgage-Backed Securities	—	133,467,535	3,148,046	136,615,581

Corporate Bonds*	—	78,351,056	64,242	78,415,298
Municipal Bonds	—	1,749,908	—	1,749,908
Foreign Government Bonds	—	1,747,374	—	1,747,374
U.S. Treasury Securities	—	1,584,920	—	1,584,920

Total Fixed Income Securities	—	255,880,009	3,852,208	259,732,217

Common Stock*	15,372,596	—	250,713	15,623,309
Rights*	—	—	—	—
Money Market Investments	6,102,631	—	—	6,102,631
Short Term Investments	—	4,974,637	—	4,974,637

Total Investments	$21,475,227	$260,854,646	$4,102,921	$286,432,794

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	23,128	—	23,128
Futures Contracts
Interest Rate Risk	345,477	—	—	345,477
Swap Agreements
Interest Rate Risk	—	40,844	—	40,844

Total	$21,820,704	$260,918,618	$4,102,921	$286,842,243

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(1,476,006)	$—	$—	$(1,476,006)
Forward Currency Contracts
Foreign Currency Risk	—	(7,781)	—	(7,781)
Written Options
Equity Risk	(540)	—	—	(540)

Total	$(1,476,546)	$(7,781)	$—	$(1,484,327)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2023

ASSETS:
Investments, at Value (Cost: $315,893,211)	$286,432,794
Receivable for Securities Sold	15,179,884
Interest and Dividends Receivable	1,994,333
Cash Collateral Held for Broker	1,535,310
Unrealized Appreciation on Forward Foreign Currency Contracts	23,128
Receivable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements	8,864
Foreign Tax Reclaims Receivable	2,189

Total Assets	305,176,502

LIABILITIES:
Payables for Securities Purchased	60,715,683
Distributions Payable	2,867,126
Payables for Borrowings	1,400,000
Accrued Other Expenses	421,717
Payable for Variation Margin on Open Futures Contracts to Broker	223,013
Accrued Investment Advisory Fees	119,886
Interest Expense Payable	68,833
Accrued Directors’ Fees and Expenses	16,426
Unrealized Depreciation on Forward Foreign Currency Contracts	7,781
Options Written, at Value (Premium Received $16,940)	540

Total Liabilities	65,841,005

NET ASSETS	$239,335,497

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid‑in Capital	269,520,224
Accumulated Earnings (Loss)	(30,662,581)

NET ASSETS	$239,335,497

NET ASSET VALUE PER SHARE	$5.01

MARKET PRICE PER SHARE	$4.63

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2023

INVESTMENT INCOME:
Income
Interest	$6,711,453
Dividends (net of foreign withholding taxes of $3,088)	581,483

Total Investment Income	7,292,936

Expenses
Investment Advisory Fees	723,286
Audit and Tax Service Fees	86,202
Interest Expense	78,684
Legal Fees	71,753
Directors’ Fees and Expenses	61,094
Insurance Expense	36,114
Printing and Distribution Costs	29,894
Custodian Fees	25,455
Transfer Agent Fees	25,009
Listing Fees	24,281
Proxy Expense	22,977
Administration Fees	10,355
Accounting Fees	9,313
Miscellaneous Expense	4,387

Total Expenses	1,208,804

Net Investment Income	6,084,132

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(1,083,379)
Foreign Currency	18,433
Foreign Currency Forward Contracts	(157,627)
Futures Contracts	459,664
Written Options	118,041
Swap Agreements	(658,306)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,974,659
Foreign Currency	147
Foreign Currency Forward Contracts	97,695
Futures Contracts	(1,355,711)
Written Options	(15,473)
Swap Agreements	742,854

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	3,140,997

INCREASE IN NET ASSETS FROM OPERATIONS	$9,225,129

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
OPERATIONS:
Net Investment Income	$6,084,132	$12,395,158
Net Realized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(1,303,174)	3,252,291
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	4,444,171	(36,137,080)

Increase (Decrease) in Net Assets Resulting from Operations	9,225,129	(20,489,631)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(5,734,253)	(15,449,037)

Shares Issued in Reinvestment of Dividends (0 for the six months ended June 30, 2023 and 37,001 for the year ended December 31, 2022)	—	210,539

Total Increase (Decrease) in Net Assets	3,490,876	(35,728,129)

NET ASSETS:
Beginning of period	235,844,621	271,572,750

End of period	$239,335,497	$235,844,621

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed‑end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over‑the‑counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.
Pursuant to Rule 2a‑5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 2 — Significant Accounting Policies (Continued)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non‑public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.    Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.    Money market funds are open‑end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid‑wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in‑the‑money, at the‑money, and out‑of‑money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.
Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non‑public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 2 — Significant Accounting Policies (Continued)

the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset‑Backed Securities	Commercial Mortgage- Backed Securities — Non‑Agency	Common Stock	Corporate Bonds	Residential Mortgage‑Backed Securities — Non‑Agency	Total
Balance as of December 31, 2022	$724,120		$267,870	$88,480	$2,903,386	$3,983,856
Accrued Discounts (Premiums)	—		—	—	(110,503)	(110,503)
Realized Gain (Loss)	—		—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(84,200)	(11,919)	(17,157)	(24,238)	(236,406)	(373,920)
Purchases	—	603,488	—	—	—	603,488
Sales	—		—	—	—	—
Transfers in to Level 3	—		—	—	—	—
Transfers out of Level 3	—		—	—	—	—

Balance as of June 30, 2023	$639,920	$591,569	$250,713	$64,242	$2,556,477	$4,102,921

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2023	$(84,200)	$(11,919)	$(17,157)	$(24,238)	$(236,406)	$(373,920)

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2023 are as follows:

Description	Fair Value at June 30, 2023	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Impact to Valuation If Input Increases
Asset-Backed Securities	$639,920	Fair Valuation	Broker Quote	$19,000.000	$19,000.000	Increase
Commercial Mortgage-Backed Securities — Non‑Agency	$591,569	Third‑party Vendor	Vendor Prices	$97.780	$97.780	Increase
Common Stock	$250,713	Third-party Vendor	Vendor Prices	$22.650	$22.650	Increase
Corporate Bonds	$64,242	Third-party Vendor	Vendor Prices	$4.250 to $16.371	$8.030	Increase
Residential Mortgage-Backed Securities — Non‑Agency	$2,556,477	Third-party Vendor	Vendor Prices	$0.001 to $17.421	$3.022	Increase
Rights	$0	Fair Valuation	Contingent Payment	$0	$0	Increase
Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex‑dividend date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:    Distributions to shareholders are recorded on each ex‑dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid‑in capital and may affect net investment income per share.
Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark‑to‑market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 2 — Significant Accounting Policies (Continued)

For the period ended June 30, 2023, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts (1)	$—	$—	$345,477	$345,477
Forward Contracts	—	23,128	—	23,128
Swaps Agreements (2)	—	—	40,844	40,844

Total Value	$—	$23,128	$386,321	$409,449

Liability Derivatives
Futures Contracts (1)	$—	$—	$(1,476,006)	$(1,476,006)
Forward Contracts	—	(7,781)	—	(7,781)
Written Options	(540)	—	—	(540)

Total Value	$(540)	$(7,781)	$(1,476,006)	$(1,484,327)

Realized Gain (Loss)
Futures Contracts	$—	$—	$459,664	$459,664
Forward Contracts	—	(157,627)	—	(157,627)
Swaps Agreements			(658,306)	(658,306)
Written Options	(118,041)	—	—	(118,041)

Total Realized Gain (Loss)	$(118,041)	$(157,627)	$(198,642)	$(474,310)

Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$(1,355,711)	$(1,355,711)
Forward Contracts	—	97,695	—	97,695
Swaps Agreements	—	—	742,854	742,854
Written Options	(15,473)	—	—	(15,473)

Total Change in Appreciation (Depreciation)	$(15,473)	97,695	$(612,857)	$(530,635)

Number of Contracts or Notional Amounts(3)
Forward Contracts	$—	$4,609,118	$—	$4,609,118
Futures Contracts	—	—	897	897
Swap Agreements	$—	$—	$8,857,000	$8,857,000
Written Options	469	—	—	469

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2023 is reported within the Statement of Assets and Liabilities.

(2)
Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on June 30, 2023 is reported within the Statement of Assets and Liabilities.

(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2023.
Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark‑to‑market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non‑cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non‑performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011‑11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.
Master Agreements and Netting Arrangements.    The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 2 — Significant Accounting Policies (Continued)

“Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit- related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre‑arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri‑party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.
The following table presents the Fund’s OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Fund as of June 30, 2023.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Citibank N.A.	$23,128	$(5,759)	$17,369	$—	$17,369
Goldman Sachs & Co.	—	(2,022)	(2,022)	—	(2,022)

Total	$23,128	$(7,781)	$15,347	$—	$15,347

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:    The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at June 30, 2023 are listed in the Fund’s Schedule of Investments.
Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at June 30, 2023.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date.

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 3 — Portfolio Investments (Continued)

Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Securities Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2023.
Derivatives:
Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked‑to‑market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at June 30, 2023 are disclosed in the Schedule of Investments.
Futures Contracts:    The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2023, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2023 are listed in the Fund’s Schedule of Investments.
Options:    The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 3 — Portfolio Investments (Continued)

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended June 30, 2023, the Fund entered into written option contracts to gain exposure to the equity market.
Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two‑party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so‑called market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non‑transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking‑to‑market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2023, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at June 30, 2023 are disclosed in the Schedule of Investments.
Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:    The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:    The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities, non‑U.S. developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid‑ and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value. Risks associated with rising interest rates are heightened given that the Fed has begun to sharply raise interest rates from historically low levels and has signaled an intention to continue doing so until current inflation levels align with the Fed’s long-term inflation target.
Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non‑conforming loans, Alt‑A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:    The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. The publication of LIBOR on a representative basis ceased for the one‑week and two‑month U.S. dollar LIBOR settings immediately after December 31, 2022, and it is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The Fed is now publishing the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have begun publication. Markets are slowly developing in response to these new rates. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, and there may be a reduction in the value of certain instruments held by the Fund.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 5 — Federal Income Taxes (Continued)

At June 30, 2023, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$9,770,397
Unrealized (depreciation)	(38,594,025)

Net unrealized (depreciation)	$(28,823,628)

Cost of Investments for Federal Income Tax Purposes	$315,256,422

The Fund did not have any unrecognized tax benefits at June 30, 2023, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2022.

	Amount Distributed During the Year Ended	Undistributed Amount at Year Ended
	December 31, 2022	December 31, 2022
Ordinary Income	$11,490,762	—
Capital Gain	3,958,275	—

	$15,449,037	—

Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the period ended June 30, 2023, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $37,356,479 and $45,518,932, respectively, for non‑U.S. Government securities, and aggregated to $301,302,598 and $297,770,176, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $61,094 from the Fund for the period ended June 30, 2023. Directors may elect to defer receipt of their fees in accordance with the terms of a Non‑Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Restricted Securities (Continued)

those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at June 30, 2023 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012‑1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$639,920	0.27%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$388,443	$361,068	0.15%

		$1,123,443	$1,000,988	0.42%

Note 10 — Loan Outstanding
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The average daily loan balance during the period ended June 30, 2023, at such time as loans were outstanding, amounted to $1,412,389 and the weighted average interest rate was 6.03%. Interest expense on the line of credit was $26,346 for the period ended June 30, 2023 The maximum outstanding loan balance during the period ended June 30, 2023 was $2,400,000. The Fund had an outstanding loan balance as of June 30, 2023 in the amount of $1,400,000. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By‑Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021‑01 (“ASU 2021‑01”), “Reference Rate Reform (Topic 848)”. ASU 2021‑01 is an update of ASU 2020‑04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to

TCW Strategic Income Fund, Inc.

June 30, 2023

Note 12 — New Accounting Pronouncement (Continued)

manipulation. ASU 2020‑04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020‑04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021‑01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The amendments in this update are in effect for the Fund. There have been no impacts to date.
In June 2022, the FASB issued ASU No. 2022‑03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022‑03”). ASU 2022‑03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022‑03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022‑03 on our financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights (Unaudited)

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value Per Share, Beginning of period	$4.94		$5.69	$5.85	$5.73	$5.65	$5.91

Income from Operations:
Net Investment Income (1)	0.13		0.26	0.32	0.29	0.33	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.06		(0.69)	(0.11)	0.11	0.14	(0.19)

Total from Investment Operations	0.19		(0.43)	0.21	0.40	0.47	0.11

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.24)	(0.25)	(0.28)	(0.35)	(0.34)
Distributions from Net Realized Gains	—		(0.08)	(0.12)	—	(0.04)	(0.03)

Total Distributions	(0.12)		(0.32)	(0.37)	(0.28)	(0.39)	(0.37)

Net Asset Value Per Share, End of period	$5.01		$4.94	$5.69	$5.85	$5.73	$5.65

Market Value Per Share, End of period	$4.63		$4.62	$5.77	$5.69	$5.77	$5.27

Net Asset Value Total Return (2)	4.06	% (3)	(7.51)%	3.55%	7.25%	8.37%	1.86%
Market Price Return (4)	2.82	% (3)	(14.34)%	8.03%	3.75%	17.14%	(3.88)%

Ratios/Supplemental Data:

Net Assets, End of period (in thousands)	$239,335		$235,845	$271,573	$279,067	$273,293	$269,594

Ratio of Expenses Before Interest Expense to Average Net Assets	0.94	% (5)	0.95%	0.93%	0.93%	0.85%	0.81%

Ratio of Interest Expense to Average Net Assets	0.07	% (5)	0.07%	0.02%	0.04%	0.02%	0.02%

Ratio of Total Expenses to Average Net Assets	1.01	% (5)	1.02%	0.95%	0.97%	0.87%	0.83%

Ratio of Net Investment Income to Average Net Assets	5.08	% (5)	4.90%	5.38%	5.07%	5.62%	5.13%

Portfolio Turnover Rate	121.29	% (3)	155.62%	178.02%	72.59%	34.64%	31.16%

Asset Coverage Ratio Per Share (6)	—		—	—	—	—	—

Total Debt Outstanding	—		—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	For the six months ended June 30, 2023 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(5)	Annualized.
(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1‑877‑829‑4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form N‑PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1‑877‑829‑4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N‑PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N‑PX is filed with the SEC.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT‑P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 10, 2022 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 10, 2022 and Interim Written Affirmations on January 9, 2023 and March 1, 2023.

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro‑rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866) 227‑8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829‑4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800 Los Angeles, California 90017
800 386 3829
www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company LLC
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSEMENT AGENT AND REGISTRAR
Computershare
P.O. Box 43078
Providence, RI 02940-3078
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013
CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
LEGAL COUNSEL
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, California 94111
DIRECTORS
Samuel P. Bell
Director
Patrick C. Haden
Director and Chairman
Kathryn Koch
Director, President, and
Chief Executive Officer
Peter McMillan
Director
Victoria B. Rogers
Director
Andrew Tarica
Director
OFFICERS
Meredith S. Jackson
Senior Vice President, General Counsel
and Secretary
Richard M. Villa
Treasurer and Principal Financial
and Accounting Officer
Gladys Xiques
Chief Compliance Officer
and Anti-Money Laundering Officer
Lisa Eisen
Tax Officer
Eric W. Chan
Assistant Treasurer
Peter Davidson
Vice President and Assistant Secretary

TSIart9445      06/30/23

(b)	Not applicable.

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	Not required for this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Kathryn Koch
Kathryn Koch
President and Chief Executive Officer

Date	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kathryn Koch
Kathryn Koch
President and Chief Executive Officer

Date	September 1, 2023

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	September 1, 2023